Click to view this email in a browser
[http://hosted.verticalresponse.com/535051/2ef675a74b/TEST/TEST/]

November 2009

What's New

H. Fairfax Ayres, Managing Director.

Welcome to the first quarterly Davlin Philanthropic Fund newsletter. Since opening our Fund to investors in June, 2008, we have witnessed exciting progress in both the investment and philanthropic components of our business.  The Fund has performed well, and we have made good progress towards the mission of the Foundation.  We have added new non-profits to our list of approved charities at a steady rate, and we made our first donations to charity early this year.  Fund performance, both since inception and since the beginning of the year, has been better than our two market benchmarks.  In all, we are happy with our first year and a half of operations.

Having “seeded” our list of approved charities with choices guided by the board of the Davlin Foundation, our colleagues, and our own ideas, we are now watching that list grow organically as investors contact us with suggestions and other non-profits approach us on their own, having heard about us through various channels.  You will find that the list of approved charities covers a broad spectrum of non-profit organizations in terms of both size and mission.  The criteria for inclusion (see Davlin Foundation FAQ's) on this list ensures that we will continue to see a solid representation of healthy, effective organizations with a large variety of missions and sizes.

We continue to go on the road on a regular basis to introduce ourselves and the Fund to new non-profits, meeting exciting and dynamic people along the way.  Recently we broadened our focus to begin meeting with colleges and college preparatory schools, and our idea and opportunity has been well received there.  We will also begin attending various trade shows, starting in April, 2010 with the Association of Fundraising Professionals conference in Baltimore.  We hope to see some of you there.

This newsletter is another exciting advance for us this year.  We will use this newsletter to keep you up to date on events and progress at the Davlin Philanthropic Fund, in terms of both our investment performance and our progress towards our mission – to harvest the power of mutual funds to create “Sustainable Giving”.  Each quarter we will give you a short update on Fund performance and some highlights from events in the equity markets, as well as an update on Foundation related activities – the charitable giving side of our effort.  And of course you can always find links to our website, charity and investor applications, and other forms.  We hope you enjoy the newsletter and will pass it on to other potential investors and non-profits that may want to benefit from the power of sustainable giving. Please keep in mind that as a non-profiting firm, we do not have an advertising budget so we rely on our investors and charities to help promote our fund.

As always, we invite you to contact us directly anytime if you have a thought or suggestion that you would like to share with us.

Thank you.

H. Fairfax Ayres
Managing Director

Stock Market Update

William E. B. Davlin, President & Portfolio Manager.

During the last two years the stock market has demonstrated the strengths and weaknesses of our style of "Quality Value Investing". For us, "Quality" refers to companies with great businesses, strong balance sheets and good management. "Value" refers to stock prices that reflect a discount to the long term intrinsic value of the business. Like any style of investing, there are certain periods in the normal market cycle where the Quality Value style performs better than others.

A full market cycle should have four segments; the top, the bear, the bottom, and the bull. The top of the market occurs when earnings growth can no longer justify expanding price multiples. At that time, the market is flattening out. During this phase of the cycle, Quality Value investing tends to do relatively well as lower quality (read: highly leveraged) stocks run out of steam and investors look for stocks trading on relatively cheaper valuations and/or higher quality. At this point in the cycle, investors begin focusing on reducing risk.

Next comes the bear market. This segment of the cycle is our bread and butter. Not surprisingly, the most expensive, lowest quality stocks tend to lead the downturn as investors search desperately for high quality, low priced stocks. As Quality Value investors, we try to add value during this phase of the cycle by reducing losses in the portfolio. This is just as important - if not more so - than making money on the upside. Remember, if you lose 16.53% of your money (which we did last year), you only have to make 19.80% on the remaining assets to get back to break-even. However, if you lose 42.30% of your money (which the Russell 2000 did during the same period), you have to make 73.31% to get back to break-even. Minimizing losses is really a cornerstone of the Quality Value style of investing.

The bottom of the cycle comes after the drop in price-to-earnings ratios more than reflects the fall in earnings themselves. At the bottom of the cycle, credit is scarce. Over-leveraged companies spend much of this part of the cycle restructuring and trying to survive. Companies with strong balance sheets utilize their cash to grab market share and become more competitive. Our style of investing tends to track with the market during this part of the cycle. Many of our quality companies take this opportunity to make investments with potential value that will not be evident to the market for years to come.

The final part of the cycle is the bull market. The bull is almost always led by the lower quality stocks, because of the earnings leverage provided by large amounts of debt. In this part of the market, our style of investing will almost always under-perform.

In the total cycle, we believe that our Quality Value style should outperform at the top and in bear segments, track the market at the bottom, and under-perform in bull segments. Since losing less in a bear market means that you don’t have to play catch up in the bull market and that you are able to invest more when stocks are cheaper, we believe Quality Value investing will out-perform over most full-market cycles.

The reason our philosophy and view of market cycles is important to understand is that it gives you a basis by which to judge our work. If you saw our fund begin to violate these market cycle expectations, outpacing a raging bull market or leading stocks down in a bear market, it ought to cause you (and us) to sit up, take notice, and scratch our heads. While I thoroughly enjoy out performing the market, beating a bull market would suggest that we might be taking more risk than our Quality Value style dictates.

So how has the Quality Value style worked in today’s market?

The 2009 market has been very unique in that we went from experiencing one of the worst bear markets in history to witnessing one of the greatest bull markets in history without the typical bottom taking place. In fact, the bear market turned into a bull market literally overnight. With hindsight, the market started down at the very end of 2007 and then turned very bearish in October of 2008. The Russell 2000 bottomed on March 9, 2009, down an astounding 59.9% from its July 13, 2007 high. Then - the very next day - a new bull market started and, by September 30, 2009, the Russell 2000 was up an unbelievable 76.0%.

As you saw from our last Annual Report (available at www.DavlinFunds.org), our investment style performed as expected during the bear market from June 10, 2008 (when we launched) through March 31, 2009. During that period, our fund beat the Russell 2000 by 24.91% and the S&P 500 by 23.44%. Since March 31, 2009, our fiscal year-to-date numbers clearly show our inability to keep up with this raging bull market, which should be expected. We have lagged the Russell 2000 and S&P 500 by 14.00% and 4.07%, respectively. Most importantly, our history-to-date numbers clearly show the power of our long term strategy as we bested both the Russell 2000 and S&P 500 by 18.67% and 21.75%, respectively, on an annualized basis.

	Davlin Philanthropic Fund	Russell 2000	S&P 500
June 11, 2008 Through March 31, 2009	(16.53)%	(41.44)%	(39.97)%
April 1, 2009 Through September 30, 2009	29.95%	43.95%	34.02%
Note: Fund commencement date is June 11, 2008.

After the latest quarter-end, the market started to show some signs of topping. It may be just a pause in the bull market, but we do feel that we are a lot closer to a top than the bottom. We think the highly leveraged companies are bumping up against the limit of their ability to drive their stock prices much higher. This gives us some confidence that we are close to or may be entering the two market segments where our “Quality Value” investment style should perform well.

Average Annual Total Returns	Davlin Philanthropic Fund	Russell 2000	S&P 500
Year Ending September 30, 2009	13.11%	(9.55)%	(6.91)%
June 11, 2008 Through September 30, 2009*	6.42%	(12.25)%	(15.33)%
Compared to Index*		18.67%	21.75%
Note: Fund commencement date is June 11, 2008. *Annualized

On behalf of all the charities that we support and the team here, thank you for being part of Sustainable Giving, and remember - every additional dollar you invest in the Davlin Philanthropic Fund sends more money to the charities you love. Help us accomplish our mission by making regular investments in the Fund, no matter how small, and consider trying to get our story out at your favorite non-profits too.

William E. B. Davlin
President & Portfolio Manager

Charity Update

How I Plan to Give Away over $50,000 of Other Peoples Money, Legally. Craig Kaisand, Investor in the Davlin Philanthropic Fund.

I am 41 years old, a husband and a father of three. Like most Americans, I am tormented when I sit down to pay my bills. I struggle to find the right balance between "Spending," "Saving," and "Giving." On the "Spending" side, the bills always come in higher than planned, and we constantly fail to meet our monthly household budget. On the "Saving" side, I worry that I am not saving enough for my children's education or our retirementThen there is “Giving,” where I feel that I don’t do enough for my favorite charity – Hands Together for Haiti. Hands Together is a charity that I have supported since it was started by the Priest and some fellow students during my days at Lafayette College. It operates the only free public schools in Haiti. For the poor of Haiti, being a student at Hands Together means getting fed, clothed and educated. In Haiti, which has an infant mortality rate of almost 60 percent, getting into a Hands Together school can quite simply mean the difference between life and death. Since Hands Together gets most of its funding from US donors like me, I take my obligation to them very seriously.

So to the question “How do you choose between spending, saving, or giving?” my answer in the past has always been: “With lots of angst.” But my balancing act has changed lately and that question now has a much more satisfying answer.

In June of 2008, an old classmate told me that he had launched a mutual fund that allows you to direct a chunk of the fund’s annual management fee to charity, instead of letting it all go to the portfolio manager. The Davlin Philanthropic Fund allows me to keep saving for my kids’ college tuition and retirement and still do more for those children in Haiti. The Davlin Fund is a retail, no-load, value style mutual fund that charges 1.50 percent in fees, but the fund gives at least a third of those fees to non-profits of your choice. So now I don’t have to choose between saving and giving – I can do both at the same time.

Great, I thought. I have $50,000 at a fund that I was planning to move anyway. So, I got an application, filled it out and sent it in. It was not until this year that I saw the calculation of how much I will give to Hands Together. If I don’t make any other investment in the fund and I start pulling money out at the age of 66 years old, assuming that I live to 86 and get an average 7.0 percent annual return, I will give Hands Together roughly $51,000.00 in donations, and this amount could go as high as $102,000, because the fund management company hopes to match my gifts. “WOW” was all that I could say after seeing the numbers. That could pay for a whole new school for the kids and then some. Think about how many lives we could save?

So now when I sit down to confront my bi-weekly wrestle with the bills, I don’t agonize over choosing between saving and giving. I still send my regular checks to Hands Together, but I also know that I can give them even more by saving more for my family. The whole concept of giving more to charity by saving more for your family is brilliant! Now if I could only get the family to spend less. Does anyone have a mutual fund to solve that problem?

Craig Kaisand, Investor in the Davlin Philanthropic Fund.
===================
Craig Kaisand is Managing Director of a securities firm in New York City. He is married with three children and lives in a New Jersey suburb.

Fund Performance through September 30, 2009

            One Year  History-To-Date*

DPF            13.11%    6.42%

Russell 2000        -9.55%    -12.25%

S&P500            -6.91%    -15.33%

Fund effective date June 11, 2008
*Annualized

Give More by Saving More!
Please Invest Today
[http://cts.vresp.com/c/?DavlinPhilanthropicF/2ef675a74b/TEST/48d35b2593]

Interesting Perspectives

Nobel winner at UVa: Bank on those who truly need it
[http://cts.vresp.com/c/?DavlinPhilanthropicF/2ef675a74b/TEST/a78d29359f]

What Makes People Give?
[http://cts.vresp.com/c/?DavlinPhilanthropicF/2ef675a74b/TEST/564a42fabe/_r=4&pagewanted=2]

Featured Charity

"Massachusetts Society for the Prevention of Cruelty to Children"

"MSPCC is a private, nonprofit society dedicated to leadership in protecting and promoting the rights and well being of children and families." Please take a moment and learn more about the MSPCC.

For more information please visit our website, www.DavlinFunds.org

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and current performance may be lower or higher than the performance data quoted. As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains these as well as other information about the Fund. Current performance data and prospectus may be obtained from www.DavlinFunds.org or by calling 1-877-Davlin-8. Read the prospectus carefully before investing.

[http://oi.vresp.com/f2af/v4/send_to_friend.html?ch=2ef675a74b&lid=TEST&ldh=TEST]
Forward this message to a friend

______________________________________________________________________
If you no longer wish to receive these emails, please reply to this message with "Unsubscribe" in the subject line or simply click on the following link:
http://cts.vresp.com/u?2ef675a74b/TEST/TEST

______________________________________________________________________
Davlin Philanthropic Fund sent this email free of charge using
VerticalResponse for Non-Profits. Non-Profits email free. You email affordably.

Davlin Philanthropic Fund
44 River Road, Suite A
Wayland, Massachusetts 01778
US

Read the VerticalResponse marketing policy:
http://www.verticalresponse.com/content/pm_policy.html